Exhibit m 7

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR INVESTOR CLASS SHARES

SCHEDULE A

(as of October 23, 2009)

MainStay Balanced Fund

MainStay Small Company Value Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS A SHARES

SCHEDULE A

(as of October 23, 2009)

MainStay Balanced Fund

MainStay Small Company Value Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS B SHARES

SCHEDULE A

(as of October 23, 2009)

MainStay Balanced Fund

MainStay Small Company Value Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS C SHARES

SCHEDULE A

(as of October 23, 2009)

MainStay Balanced Fund

MainStay Small Company Value Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS R2 SHARES

SCHEDULE A

(as of October 23, 2009)

MainStay Balanced Fund

MainStay Small Company Value Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS R3 SHARES

SCHEDULE A

(as of October 23, 2009)

MainStay Balanced Fund

MainStay Small Company Value Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR INVESTOR CLASS SHARES

SCHEDULE A

(as of October 30, 2009)

MainStay Balanced Fund

MainStay U.S. Small Cap Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS A SHARES

SCHEDULE A

(as of October 30, 2009)

MainStay Balanced Fund

MainStay U.S. Small Cap Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS B SHARES

SCHEDULE A

(as of October 30, 2009)

MainStay Balanced Fund

MainStay U.S. Small Cap Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS C SHARES

SCHEDULE A

(as of October 30, 2009)

MainStay Balanced Fund

MainStay U.S. Small Cap Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS R2 SHARES

SCHEDULE A

(as of October 30, 2009)

MainStay Balanced Fund

MainStay U.S. Small Cap Fund

ECLIPSE FUNDS	PLAN OF DISTRIBUTION
PURSUANT TO RULE 12b-1
FOR CLASS R3 SHARES

SCHEDULE A

(as of October 30, 2009)

MainStay Balanced Fund

MainStay U.S. Small Cap Fund